EXHIBIT 10.1


                               FIFTH AMENDMENT TO
                           REVOLVING CREDIT AGREEMENT


        This FIFTH AMENDMENT TO REVOLVING CREDIT AGREEMENT dated as of December 27, 2005 (the "Fifth Amendment"), is entered into by and among INTERSTATE BAKERIES CORPORATION, a Delaware corporation ("Parent Borrower"), a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code, each of the direct and indirect subsidiaries of the Parent Borrower party to the Credit Agreement (as defined below) (each individually a "Subsidiary Borrower" and collectively the "Subsidiary Borrowers"; and together with the Parent Borrower, the "Borrowers"), each of which is a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code, JPMORGAN CHASE BANK, N.A., a national banking association (formerly known as JPMorgan Chase Bank) ("JPMCB"), and each of the other commercial banks, finance companies, insurance companies or other financial institutions or funds from time to time party to the Credit Agreement (together with JPMCB, the "Lenders"), JPMORGAN CHASE BANK, N.A., a national banking association (formerly known as JPMorgan Chase Bank), as administrative agent (the "Administrative Agent") for the Lenders, and JPMORGAN CHASE BANK, N.A., a national banking association (formerly known as JPMorgan Chase Bank), as collateral agent (the "Collateral Agent") for the Lenders.

                                  WITNESSETH:

        WHEREAS, the Borrowers, the Lenders, the Administrative Agent and the Collateral Agent are parties to that certain Revolving Credit Agreement dated as of September 23, 2004, as amended by that certain First Amendment to Revolving Credit Agreement dated as of November 1, 2004, by that certain Second Amendment to Revolving Credit Agreement dated as of January 20, 2005, by that certain Third Amendment and Waiver to Revolving Credit Agreement dated as of May 26, 2005 and by that certain Fourth Amendment and Waiver to Revolving Credit Agreement dated as of November 30, 2005, pursuant to which the Lenders have made available to the Borrowers a revolving credit and letter of credit facility in an aggregate principal amount not to exceed $200,000,000 (as so amended, the "Credit Agreement"); and

        WHEREAS, the Borrowers and the Lenders desire to amend and supplement the Credit Agreement to reflect certain modifications to the Credit Agreement;

        NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

        Section 1. Definitions. Capitalized terms used and not otherwise defined in this Fifth Amendment are used as defined in the Credit Agreement.

        Section 2. Amendment to Credit Agreement. Subject to the conditions set forth in Section 3 hereof, the Credit Agreement is hereby amended as follows:

        2.1 Section 1.1 of the Agreement is hereby amended by adding the following defined terms in proper alphabetical order:

              "ABA Pension Plan" shall mean the American Bakers Association Retirement Plan, a defined benefit pension plan established in 1961 to provide pension benefits to certain employees of several unrelated companies in the baking industry, including, without limitation, the Borrowers.

              "Net Total Usage" shall have the meaning set forth in Section
              6.5.

              "Suspension Period" shall have the meaning set forth in Section
              6.5.

              2.2 Section 3.7(b) of the Agreement is hereby amended (A) by inserting "(i)" immediately after the word "than" and (B) by inserting the phrase, "and (ii) solely with respect to the ABA Pension Plan" immediately after the word "Commission", which immediately precedes the period.

              2.3 Section 3.15 of the Agreement is hereby amended as follows:

                        (a) subsection 3.15(a) is hereby amended by inserting
                  the phrase, "(other than, in each case, solely with respect to the ABA Pension Plan)" immediately after the word "perform"; and

                        (b) subsection 3.15(b) is hereby amended in its
                  entirety to read as follows: "(b) No Termination Event (excluding any such event attributable solely with respect to the ABA Pension Plan) has occurred which has resulted, or is reasonably likely to result, in any material liability to the PBGC or to any other Person."

              2.4 Section 5.9 of the Agreement is hereby amended inserting the phrase, "(other than any non-compliance solely with respect to the ABA Pension Plan)" immediately after the word "Effect".

              2.5 Section 6.5 of the Credit Agreement is hereby amended in its entirety to read as follows:

              SECTION 6.5 EBITDA. As of the end of each fiscal period of the Borrowers, commencing with the fiscal monthly period ending November 12, 2005, the Borrowers will not permit cumulative Consolidated EBITDA for the period commencing on May 29, 2005 (being the first day of the 2006 fiscal year of the Borrowers) and ending in each case on the last day of the fiscal period listed below to be less than the respective amounts specified opposite such fiscal period:

                                                   Cumulative Consolidated
                                                       EBITDA
              Fiscal Period Ending                   (millions)
              --------------------                   ----------
                November 12, 2005                        $15.5
                December 10, 2005                          2.5
                 January 7, 2006                         (12.5)
                February 4, 2006                         (22.5)
                  March 4, 2006                          (28.5)
                  April 1, 2006                          (26.5)
                 April 29, 2006                          (17.5)
                  June 3, 2006                             2.5
                  July 1, 2006                            12.5
                  July 29, 2006                           23.5
                 August 26, 2006                          35.5
               September 23, 2006                         46.5

         Commencing with the fiscal period ending December 10, 2005 and ending with the fiscal period ending June 3, 2006 (subject to early termination as set forth below, the "Suspension Period"), the Borrowers shall not be required to comply with the foregoing covenant regarding cumulative Consolidated EBITDA, as calculated as of the end of each such fiscal period, until such time as the difference between the (i) then Total Usage, and (ii) the aggregate amount of cash then on deposit in the Letter of Credit Account ("Net Total Usage"), exceeds $50,000,000. Notwithstanding the foregoing, however, and further to the limitations on availability set forth in Section 2.2, Net Total Usage may not exceed $50,000,000 unless the Borrowers' cumulative Consolidated EBITDA as of the end of the most recently ended fiscal period for which the Borrowers were required to have delivered monthly financial statements to the Administrative Agent pursuant to Section 5.1(d) equals or exceeds the amount set forth above opposite such fiscal period. From and after such date as Net Total Usage exceeds $50,000,000, the Suspension Period shall terminate and the Borrowers shall be obligated to comply with the foregoing covenant, both for the then current fiscal period and for all fiscal periods with respect to which monthly financial statements are delivered to the Administrative Agent on or after such date pursuant to Section 5.1(d). In the event Net Total Usage does not exceed $50,000,000 at any time during the Suspension Period, the Suspension Period shall terminate as of the first day of the fiscal period ending July 1, 2006 such that the Borrowers shall be required to comply with the foregoing covenant with respect to the calculation of cumulative Consolidated EBITDA as of the end of the fiscal periods ending July 1, 2006, July 29, 2006, August 26, 2006 and September 23, 2006. All compliance certificates delivered by the Borrowers pursuant to Section 5.1(c) shall reflect the calculation of cumulative Consolidated EBITDA and shall also reflect the calculation of Net Total Usage, but need not demonstrate compliance with the cumulative Consolidated EBITDA amounts set forth above during the Suspension Period.

         2.6 Section 7.1(n) of the Agreement is hereby amended inserting the phrase, "(other than as a result of or solely with respect to the ABA Pension Plan, to the extent the Insufficiency of the ABA Pension Plan does not exceed $63,000,000)" immediately after the initial usage of the word "Event", which immediately precedes the word "described".

         2.7 Section 7.1(q) of the Agreement is hereby amended (A) by inserting "(i)" immediately after the word "than" and (B) by inserting the phrase, "and (ii) solely as a result of or with respect to the ABA Pension Plan to the extent that any special assessments for such accrued and unpaid contributions do not exceed $32,000,000" immediately after the word "Date", which immediately precedes the close parenthetical.

         Section 3. Effectiveness. The effectiveness of this Fifth Amendment is conditioned upon: (i) the Administrative Agent's receipt of executed counterparts of this Fifth Amendment which, when taken together, bear the signatures of the Borrowers and the Required Lenders (or, in the case of any party as to which an executed counterpart shall not have been received, the Administrative Agent shall have received written confirmation from such party of execution of a counterpart hereof by such party); and (ii) the Borrowers' payment of (A) an amendment fee to the Administrative Agent for the respective accounts of the Lenders voting in favor of this Fifth Amendment in the amount of twenty-five (25) basis points of such Lenders' Commitments, and (B) any unpaid balance of the fees and expenses due and payable by the Borrowers pursuant to the Credit Agreement. The amendments contemplated by this Fifth Amendment shall be effective (x) solely with respect to the amendments related to Section 6.5, as of November 12, 2005 upon the satisfaction of the foregoing conditions, and (y) with respect to all other amendments set forth above, on the first Business Day on which the foregoing conditions are fully satisfied.

         Section 4. Representations and Warranties. Each Borrower represents and warrants to the Lenders that:

         4.1 After giving effect to the amendment contained herein and taking into account all prior written waivers and amendments in respect of the Credit Agreement, the representations and warranties of the Borrowers contained in
Section 3 of the Credit Agreement are true and correct in all material respects on and as of the date hereof as if such representations and warranties had been made on and as of the date hereof (except to the extent that any such representations and warranties specifically relate to an earlier date); and

         4.2 After giving effect to the amendment contained herein and taking into account all prior written waivers and amendments in respect of the Credit Agreement, (i) each Borrower is in compliance with all the terms and provisions set forth in the Credit Agreement, and (ii) no Event of Default has occurred and is continuing or would result from the execution, delivery and performance of this Fifth Amendment.

         Section 5. Choice of Law. THIS FIFTH AMENDMENT SHALL IN ALL RESPECTS BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN SUCH STATE AND THE BANKRUPTCY CODE.

         Section 6. Full Force and Effect. Except as specifically amended or waived hereby, all of the terms and conditions of the Credit Agreement shall remain in full force and effect, and the same are hereby ratified and confirmed. No reference to this Fifth Amendment need be made in any instrument or document at any time referring to the Credit Agreement, and a reference to the Credit Agreement in any such instrument or document shall be deemed a reference to the Credit Agreement as amended hereby.

         Section 7. Counterparts. This Fifth Amendment may be executed in any number of counterparts, each of which shall constitute an original, but all of which taken together shall constitute one and the same agreement.

         Section 8. Headings. Section headings used herein are for convenience only and are not to affect the construction of or be taken into consideration in interpreting this Fifth Amendment.


         [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

     WHEREOF, the parties hereto have caused this Fifth Amendment to be duly executed as of the day and the year first written.

                           BORROWERS:

                           INTERSTATE BAKERIES CORPORATION


                           By: /s/ Ronald B. Hutchison
                           ------------------------------------------
                           Name:   Ronald B. Hutchison
                           Title:  Executive Vice President and
                                   Chief Financial Officer


                           ARMOUR AND MAIN REDEVELOPMENT CORPORATION


                           By: /s/ Ronald B. Hutchison
                           ------------------------------------------
                           Name: Ronald B. Hutchison
                           Title:   Director


                           BAKER'S INN QUALITY BAKED GOODS, LLC


                           By: /s/ Ronald B. Hutchison
                           ------------------------------------------
                           Name: Ronald B. Hutchison
                           Title:   Director


                           IBC SALES CORPORATION


                           By: /s/ Ronald B. Hutchison
                           ------------------------------------------
                           Name: Ronald B. Hutchison
                           Title:   Executive Vice President and
                           Chief Financial Officer

                           IBC SERVICES, LLC


                           By: /s/ Ronald B. Hutchison
                           ------------------------------------------
                           Name:   Ronald B. Hutchison
                           Title:  President


                           IBC TRUCKING, LLC


                           By: /s/ Ronald B. Hutchison
                           ------------------------------------------
                           Name:   Ronald B. Hutchison
                           Title:  President


                           INTERSTATE BRANDS CORPORATION


                           By: /s/ Ronald B. Hutchison
                           ------------------------------------------
                           Name:   Ronald B. Hutchison
                           Title:  Executive Vice President and
                                   Chief Financial Officer


                           NEW ENGLAND BAKERY DISTRIBUTORS, L.L.C.


                           By: /s/ Ronald B. Hutchison
                           ------------------------------------------
                           Name:   Ronald B. Hutchison
                           Title:  Director

                           LENDERS:

                           JPMORGAN CHASE BANK, N.A.
                           Individually and as Administrative Agent and Collateral Agent


                           By: /s/ Susan E. Atkins
                           ------------------------------------------
                           Name:   Susan E. Atkins
                           Title:  Managing Director


                           SANKATY CREDIT OPPORTUNITIES, II, L.P.


                           By: /s/ Diane J. Exter
                           ------------------------------------------
                           Name:   Diane J. Exter
                           Title:  Managing Director


                           PROSPECT HARBOR CREDIT PARTNERS, LP


                           By: /s/ Diane J. Exter
                           ------------------------------------------
                           Name:   Diane J. Exter
                           Title:  Managing Director


                           PB CAPITAL CORPORATION


                           By: /s/ Ronni J. Leopold
                           ------------------------------------------
                           Name:   Ronni J. Leopold
                           Title:  Vice President


                           By: /s/ Kevin Higgins
                           ------------------------------------------
                           Name:   Kevin Higgins
                           Title:  AVP


                           NATEXIS BANQUE POPULAIRES


                           By: /s/ Harold Birk
                           ---------------------------
                           Name:    Harold Birk
                           Title:   Vice President

                           By: /s/ Kelvin Cheng
                           ------------------------------------------
                           Name:   Kelvin Cheng
                           Title:  Vice President


                           ING SENIOR INCOME FUND
                           By: ING Investment Management Co. as its
                               Investment manager

                           By: /s/ Ralph E. Bucher
                           ------------------------------------------
                           Name:   Ralph E. Bucher
                           Title:  Vice President


                           ING PRIME RATE TRUST
                           By: ING Investment Management Co. as its
                               Investment manager


                           By: /s/ Ralph E. Bucher
                           ------------------------------------------
                           Name:   Ralph E. Bucher
                           Title:  Vice President


                           HIGHLAND FLOATING RATE ADVANTAGE FUND


                           By: /s/ Joe Dougherty
                           ------------------------------------------
                           Name:   Joe Dougherty
                           Title:  Senior Vice President


                           HIGHLAND FLOATING RATE LLC


                           By: /s/ Joe Dougherty
                           ------------------------------------------
                           Name:   Joe Dougherty
                           Title:  Senior Vice President


                           SENIOR DEBT PORTFOLIO
                           By: Boston Management and Research as
                           Investment Advisor


                           By: /s/ Michael B. Botthof
                           ------------------------------------------
                           Name:   Michael B. Botthof
                           Title:  Vice President

                           EATON VANCE INSTITUTIONAL SENIOR LOAN FUND
                           By: Eaton Vance Management as Investment Advisor


                           By: /s/ Michael B. Botthof
                           ------------------------------------------
                           Name:   Michael B. Botthof
                                   Title:   Vice President


                           GRAYSON & CO
                           By: Boston Management and Research as
                           Investment Advisor


                           By: /s/ Michael B. Botthof
                           ------------------------------------------
                           Name:   Michael B. Botthof
                           Title:  Vice President


                           THE BANK OF NEW YORK


                           By: /s/ Peter W. Helt
                           ------------------------------------------
                           Name:   Peter W. Helt
                           Title:  Vice President


                           BILL & MELINDA GATES FOUNDATION
                           By: Babson Capital Management LLC as
                           Investment Advisor


                           By: /s/ Mary Ann Spencer
                           ------------------------------------------
                           Name:   Mary Ann Spencer


                           MASSACHUSETTS MUTUTAL LIFE INSURANCE COMPANY
                           By: Babson Capital Management LLC as
                           Investment Advisor


                           By: /s/ Mary Ann Spencer
                           ------------------------------------------
                           Name:   Mary Ann Spencer





                           NATIONWIDE LIFE INSURANCE COMPANY


                           By: /s/ Wayne T. Frisbee
                           ------------------------------------------
                           Name:   Wayne T. Frisbee
                           Title:  Vice President


                           NATIONWIDE LIFE INSURANCE COMPANY


                           By: /s/ Wayne T. Frisbee
                           ------------------------------------------
                           Name:   Wayne T. Frisbee
                           Title:  Vice President


                           BANK OF AMERICA, N.A.


                           By: /s/ Jay T. Wampler
                           ------------------------------------------
                           Name:   Jay T. Wampler
                           Title:  Managing Director